Acquisition payable	12 Months Ended
Jun. 30, 2012
Business Combinations [Abstract]
Acquisition payable

 Note 17 – Acquisition payable

On May 20, 2011, Hongli acquired 60% of the equity interest of Shuangrui Coal. During the year ended June 30, 2012, Hongli agreed to acquire the remaining 40% of Shuangrui Coal’s equity interest. The title of such 40% equity interest was transferred to Hongli, giving Hongli full control of Shuangrui Coal. The purchase price of such 40% equity interest was tentatively set at approximately $4,435,200 (RMB 28 million) subject to certain price adjustments to be finalized by the parties. For the years ended June 30, 2012 and 2011, acquisition payable was $4,593,600 and $154,700, respectively, which represented the accrual purchase price of Shuangrui Coal (see Note 21).